Exhibit 99.1

PRESS RELEASE

Cigna Shareholders Approve Express Scripts Acquisition

BLOOMFIELD, Conn. – August 24, 2018 – Cigna Corporation (NYSE: CI) (“Cigna”) today announced that Cigna shareholders have voted, at a special meeting of shareholders held earlier today, to approve the adoption of the previously announced merger agreement with Express Scripts Holding Company (NASDAQ: ESRX) (“Express Scripts”), one of the nation’s leading pharmacy services companies.

According to the preliminary results announced at the meeting, approximately 90 percent of the votes cast were voted in favor of the merger agreement. The final voting results will be filed with the Securities and Exchange Commission on a Form 8-K.

“We are delighted that our fellow Cigna shareholders support our merger with Express Scripts in recognition of the combination’s significant value creation potential,” said David M. Cordani, President and Chief Executive Officer of Cigna.  “Together with Express Scripts, Cigna will further accelerate our strategy of Go Deeper, Go Local and Go Beyond by improving affordability and choice, expanding our distribution reach, and further strengthening predictability for customers, clients, partners and communities - all while maintaining significant financial flexibility and delivering attractive returns for our shareholders.”

“Our combined company will enhance Cigna’s differentiated service-based model, fueled by actionable insights and analytics, to drive innovation and meaningful growth in a highly dynamic market environment. As a result, we will build more effective partnerships, further improve health outcomes and deliver a superior customer experience,” Cordani concluded.

Cigna anticipates that the merger will close by year-end 2018, subject to the satisfaction of customary closing conditions, including applicable regulatory approvals.

About Cigna
Cigna Corporation (NYSE: CI) is a global health service company dedicated to helping people improve their health, well-being and sense of security. All products and services are provided exclusively by or through operating subsidiaries of Cigna Corporation, including Cigna Health and Life Insurance Company, Connecticut General Life Insurance Company, Life Insurance Company of North America, Cigna Life Insurance Company of New York, or their affiliates. Such products and services include an integrated suite of health services, such as medical, dental, behavioral health, pharmacy, vision, supplemental benefits, and other related products including group life, accident and disability insurance. Cigna maintains sales capability in over 30 countries and jurisdictions, and has more than 95 million customer relationships throughout the world. To learn more about Cigna®, including links to follow us on Facebook or Twitter, visit www.cigna.com. For more information about Cigna's proposed acquisition of Express Scripts, please visit www.advancinghealthcare.com.

Cigna

FORWARD LOOKING STATEMENTS
Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain forward-looking statements. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions, including statements concerning the potential future performance of Cigna, Express Scripts, or the combined company, the potential for new laws or regulations, or any impact of any such new laws or regulations, including on the business of Cigna, Express Scripts or the combined company, the ability to achieve the anticipated benefits of the proposed merger, on the expected timeline or at all, the timeline for deleveraging the combined company, and the ability to consummate the proposed merger, on the anticipated timeline or at all, and other statements regarding the parties’ future beliefs, expectations, plans, intentions, financial condition or performance.  You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.
Forward-looking statements, including as they relate to Express Scripts or Cigna, the management of either such company, the transaction or any expected benefits of the transaction, involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Express Scripts and Cigna do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following:
•
the inability of Express Scripts and Cigna to obtain regulatory approvals required for the merger or the requirement to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals;

•	the possibility that the anticipated benefits from the merger (including anticipated synergies) cannot be realized in full, or at all or may take longer to realize than expected;
•	a longer time than anticipated to consummate the proposed merger;
•	problems regarding the successful integration of the businesses of Express Scripts and Cigna;
•	unexpected costs regarding the proposed merger;
•	diversion of management’s attention from ongoing business operations and opportunities;
•	potential litigation associated with the proposed merger;
•	the ability to retain key personnel;
•	the availability of financing;
•	effects on the businesses as a result of uncertainty surrounding the proposed merger;
•	the ability of the combined company to achieve financial, strategic and operational plans and initiatives;
•	the ability of the combined company to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers;
•	the impact of modifications to the combined company’s operations and processes;
•	the ability of the combined company to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions;
•	the substantial level of government regulation over the combined company’s business and the potential effects of new laws or regulations or changes in existing laws or regulations;
•	the outcome of litigation relating to the businesses of Express Scripts and Cigna, regulatory audits, investigations, actions and/or guaranty fund assessments;
•	uncertainties surrounding participation in government-sponsored programs such as Medicare;
•	the effectiveness and security of the combined company’s information technology and other business systems;
•	unfavorable industry, economic or political conditions, including foreign currency movements;
•	acts of war, terrorism, natural disasters or pandemics; and
•	the industry may be subject to future risks that are described in SEC reports filed by Express Scripts and Cigna.
You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Express Scripts and Cigna described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking statements.

Cigna

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
This communication does not constitute an offer to sell or solicitation of an offer to buy any securities. In connection with the proposed transaction, the newly formed company which will become the holding company following the transaction (“Holdco”) filed with the SEC a registration statement on Form S-4.  The registration statement on Form S-4 includes a joint proxy statement of Cigna and Express Scripts that also constitutes a prospectus of Holdco. These materials are not final and may be further amended. The registration statement was declared effective by the SEC on July 16, 2018, and Cigna and Express Scripts commenced mailing the definitive joint proxy statement/prospectus to the respective stockholders of Cigna and Express Scripts on or about July 17, 2018. Cigna and Express Scripts also plan to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement or the joint proxy statement/prospectus or any other document which Cigna, Express Scripts or Holdco may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement on Form S-4 and the definitive joint proxy statement/prospectus and other relevant documents filed by Holdco, Cigna and Express Scripts with the SEC at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Cigna will be available free of charge on Cigna’s website at www.Cigna.com or by contacting Cigna’s Investor Relations Department at (215) 761-4198. Copies of documents filed with the SEC by Express Scripts will be available free of charge on Express Scripts’ website at www.express-scripts.com or by contacting Express Scripts’ Investor Relations Department at (314) 810-3115.
NO OFFER OR SOLICITATION
This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Contacts

Cigna Corporation
Will McDowell, Investor Relations
215-761-4198
William.McDowell2@cigna.com

or

Ellie Polack, Media Relations
860.902.4906
Elinor.Polack@Cigna.com

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